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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos.333-45502, 333-90839, 333-51486 and 333-52562) of
Sycamore Networks, Inc. of our report dated August 20, 2001 relating to the financial statements, which appear in this Form 10-K.

                                          /S/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
September 18, 2001